                                                                   Exhibit 10.21
                                                                   -------------




                               SUBLEASE AGREEMENT
                               ------------------

                            7735 Old Georgetown Road
                            Bethesda, Maryland 20814



                            CHEVY CHASE BANK, F.S.B.
                                   Sublandlord


                                       and

                               ICONIXX CORPORATION
                                    Subtenant


                                       1
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                                   SUBLEASE
                                   --------

         This sublease (this "Sublease") is made and entered into as of the 24th day of April, 2000, by and between Chevy Chase Bank, F.S.B., a federally chartered depository institution qualified to do business in the State of Maryland (the "Sublandlord"), and Iconixx, a Delaware corporation (the "Subtenant").

                                   Recitals
                                   --------

         WHEREAS, Sublandlord is the tenant under a certain office lease dated May 9, 1997, by and between Commonwealth Fairmont Corporation ("Prime Landlord", which term includes all successors and assigns of the Prime Landlord) and Sublandlord for premises described therein, comprising sixty thousand six hundred eighteen (60,618) square feet and identified as the fourth (4th), sixth
(6th), seventh (7th), eighth (8th), ninth (9th) and tenth (10th) floors of the office building known as the Fairmont Building, located at 7735 Old Georgetown Road, Bethesda, Maryland 20814 (such premises being herein referred to collectively as the "Prime Premises", such building, in which the Prime Premises is located, being the "Building", and said office lease being the "Prime Lease Agreement");

         WHEREAS, the Sublandlord and the Prime Landlord entered into an addendum to the Prime Lease Agreement, also dated May 9, 1997 (such addendum being the "Prime Addendum");

         WHEREAS, the Sublandlord and Prime Landlord confirmed certain terms of the Prime Lease Agreement in a document dated January 14, 1998 and entitled "Exhibit C Certificate of Commencement" (such document being the "Commencement Certificate", and the Prime Lease Agreement, together with the Prime Addendum and the Commencement Certificate being, collectively, the "Prime Lease"); and

         WHEREAS, Sublandlord desires to sublease to Subtenant, and Subtenant desires to sublease from Sublandlord, the entire Prime Premises, subject to and in accordance with the terms of this Sublease;

         IT IS, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agreed by and between the parties hereto as follows:

1.       Subleased Premises; Reserved Premises.
         -------------------------------------

         Sublandlord hereby leases to Subtenant, and Subtenant hereby leases from Sublandlord, the entire Prime Premises (which entire Prime Premises is sometimes hereinafter also referred to as the "Subleased Premises"), as follows:

         (a)      First Space.
                  ------------

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                  The portion of the Subleased Premises which is located on the fourth (4th) floor of the Building shall be herein referred to as the "First Space".

         (b)      Second Space.
                  -------------

                  The portion of the Subleased Premises which is located on the sixth (6th), seventh (7th), eighth (8th), ninth (9th) and tenth (10th) floors of the Building shall be herein referred to as the "Second Space".

         (c)      Subleased Premises.
                  ------------------

                  The First Space and the Second Space comprise the entire Subleased Premises. Except as herein expressly provided, for all purposes hereof: the First Space shall be deemed to contain ten thousand (10,000) square feet; the Second Space shall be deemed to contain fifty thousand six hundred eighteen (50,618) square feet; and the Subleased Premises shall be deemed to contain sixty thousand six hundred eighteen (60,618) square feet.

         (d)      Parking.
                  -------

                  This Sublease includes the right of Subtenant to use "Subtenant's Proportionate Share" (as hereinbelow defined) of Sublandlord's rights to use the Building's parking facilities as set forth in Section 14(d) of the Prime Lease Agreement (i.e., during the "Initial Term" (as hereinbelow defined), 16.50% of the parking spaces granted to Sublandlord under the sixth sentence of such section, and, during the "Second Space Term" (as hereinbelow defined), 100% of such spaces), all in accordance with the terms set forth in said Section 14(d) of the Prime Lease Agreement. Notwithstanding the foregoing, such Subtenant's rights to such parking spaces shall only be effective to the extent permitted by the Prime Lease and to the extent consented to by the Prime Landlord (as provided for in Paragraph 7(b) hereinbelow) and Sublandlord makes no warranty or agreement with respect to Subtenant actually receiving the right to use such parking facilities.

2.       Delivery.
         ---------

         Sublandlord shall deliver to Subtenant, and Subtenant shall accept from Sublandlord delivery of, the Subleased Premises, vacant and unencumbered by any rights to possession other than those vested in Subtenant hereunder, and otherwise in accordance with this Paragraph 2.

         (a)      First Space.
                  -----------

                  Delivery of the First Space shall be tendered by Sublandlord to Subtenant on or before the later to occur of: (i) thirty (30) business days following the "Execution Date" (as hereinafter defined), or (ii) ten (10) days after Sublandlord's receipt of the Prime Landlord's consent to this Sublease (as provided for in Paragraph 7(b) below); the actual date of such tender being the "First Space Commencement Date". Sublandlord shall provide Subtenant with a least five (5) business days advance written notice of the First Space Commencement Date. The

                                       3
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"Execution Date" shall be the date upon which the Sublandlord executes this
Sublease (which date shall be inserted by Sublandlord in the introductory paragraph of this Sublease); it being agreed that Subtenant shall first execute this Sublease and that Sublandlord shall deliver an original, executed counterpart of this Sublease to Subtenant within three (3) business days after Sublandlord's execution hereof.

         (b)      Second Space.
                  -------------

                  Delivery of the Second Space shall be tendered by Sublandlord to Subtenant between October 1, 2001, and January 1, 2002 upon no less than thirty (30) days advance written notice to Subtenant; the actual date of such tender being the "Second Space Commencement Date". Throughout calendar year 2001, Sublandlord shall provide to Subtenant, promptly following Subtenant's written request (which request shall be made no more frequently than once per month), Sublandlord's good faith estimate of the Second Space Commencement Date.

         (c)      Subleased Premises.
                  ------------------

                  Tender of delivery of the First Space and Second Space may be accomplished by Sublandlord's delivery to Subtenant of keys and/or access cards (as applicable) to the applicable portion of the Subleased Premises. Each of the First Space and Second Space are to be tendered by Sublandlord to Subtenant in its then current, "as is" condition as of the date of each respective tender, excepting only that Sublandlord shall remove all of Sublandlord's personal property, and may remove Sublandlord's security system, from the Subleased Premises prior to each respective tender. SUBLANDLORD HEREBY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, WHETHER OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR OTHERWISE, WITH RESPECT TO THE SUBLEASED PREMISES. In making and executing this Sublease, Subtenant has relied solely on such investigations, examinations and inspections as Subtenant has chosen to make or has made with regard to the Subleased Premises and the Building. Subtenant acknowledges that Subtenant has been afforded the opportunity for full and complete investigations, examinations and inspections of the Subleased Premises and the Building.

3.       Term.
         -----

         The term of this Sublease shall commence upon the First Space Commencement Date and shall expire (unless this Sublease is sooner terminated in accordance with any applicable provision hereof) on October 30, 2007 (such term being the "Sublease Term"). For the convenience of the parties, the time period from the First Space Commencement Date to the Second Space Commencement Date is sometimes herein referred to as the "Initial Term", and the time period from the Second Space Commencement Date until the expiration of the Sublease Term (or sooner termination of this Sublease in accordance with any applicable provision hereof) is sometimes herein referred to as the "Second Space Term".

4.       Minimum Annual Rent.
         -------------------

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         Subtenant shall pay to Sublandlord the "Minimum Annual Rent" as follows:

         (a)      First Space.
                  ------------

                  Throughout the Sublease Term, commencing on the First Space Commencement Date, Subtenant shall pay to Sublandlord an annual base rent with respect to the First Space equal to Two Hundred Forty Thousand Dollars ($240,000.00) per year, payable in equal monthly installments of Twenty Thousand Dollars ($20,000.00), subject to increase as hereinafter provided (such annual base rent being the "First Space Base Rent"), subject only to the abatement of First Space Base Rent provided for in this Paragraph 4(a). Provided Subtenant shall not be in breach of any provision of this Sublease, the First Space Base Rent payable for the sixty (60) day period commencing on the First Space Commencement Date shall be waived and abated. On each January 1st throughout the Sublease Term, commencing on January 1, 2001, the First Space Base Rent (and monthly installments thereof) shall be increased by an amount equal to two and one-half percent (2.50%) of the First Space Base Rent then in effect (for example, the First Space Base Rent shall increase to Two Hundred Forty-Six Thousand Dollars ($246,000.00) effective January 1, 2001).

         (b)      Second Space.
                  ------------

                  Throughout the Second Space Term, commencing on the Second Space Commencement Date, Subtenant shall pay to Sublandlord an annual base rent with respect to the Second Space equal to One Million Two Hundred Fourteen Thousand Eight Hundred Thirty-Two Dollars ($1,214,832.00) per year, payable in equal monthly installments of One Hundred One Thousand Two Hundred Thirty-Six Dollars ($101,236.00), subject to increase as hereinafter provided (such annual base rent being the "Second Space Base Rent"). On each January 1st throughout the Second Space Term, commencing on January 1, 2003, the Second Space Base Rent (and monthly installments thereof) shall be increased by an amount equal to two and one-half percent (2.50%) of the Second Space Base Rent then in effect (for example, the Second Space Base Rent shall increase to One Million Two Hundred Forty-Five Thousand Two Hundred Two and 80/100 Dollars ($1,245,202.80) effective January 1, 2003).

         (c)      Subleased Premises.
                  ------------------

                  As hereinabove provided, the "Minimum Annual Rent" shall mean, during the Initial Term, the First Space Base Rent and, during the Second Space Term, both the First Space Base Rent and the Second Space Base Rent. The Minimum Annual Rent shall be payable, in equal monthly installments, on or before the first day of each month (during the Sublease Term with respect to the First Space Base Rent and during the Second Space Term with respect to the Second Space Base Rent), except that the payment of First Space Base Rent for the first full calendar month of the Sublease Term (following expiration of the sixty (60) day abatement period provided for in Paragraph 4(a) above) shall be made upon Subtenant's signing of this Sublease and the payment of the Second Space Base Rent for the first full calendar month of the Second Space Term shall be made on or before October 1, 2001. Notwithstanding the foregoing, the parties hereby confirm and agree that Subtenant shall be liable for, among other things, the

                                       5
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entire amount of the Minimum Annual Rent due to Sublandlord under this Sublease with respect to the entire Subleased Premises (i.e., both the First Space and the Second Space) for the entire Sublease Term in the event of a default (following notice and a five (5) day cure period (in the case of a monetary default) and/or a fifteen (15) day cure period (in the case of a non-monetary default; provided, however, that if such default is not reasonably capable of being cured within such fifteen (15) day period, then so long as Subtenant has commenced curative action within such period and thereafter continues to pursue diligently such curative action, such fifteen (15) day period shall be extended for the period necessary to cure such default, but not more than thirty (30) days, inclusive of the original 15-day period) of Subtenant's obligations under this Sublease during the Initial Term and/or at any time prior to Subtenant taking possession to the Second Space. Except as herein expressly set forth, the Minimum Annual Rent (and all other payments to be made by Subtenant to Sublandlord in accordance with this Sublease) shall be payable without notice or other demand, and without recoupment, counterclaim, set-off or other deduction, at Sublandlord's address set forth in Paragraph 13 hereinbelow, or at such other place as Sublandlord may designate from time to time by notice to Subtenant.

         (d)      Rent Abatement Under Prime Lease Agreement.
                  ------------------------------------------

                  In the event, to the extent and for so long as any of the "Minimum Annual Rent" (as defined in the Prime Lease and sometimes hereinafter referred to as the "Prime Minimum Annual Rent") and/or "Tenant's Proportionate Share" (as defined in the Prime Lease) of any increase in the "Basic Operating Expenses" (as defined in the Prime Lease and such Tenant's Proportionate Share of such increases in the Basic Operating Expenses being sometimes hereinafter referred to as "Prime Operating Expense Increases") is abated under the Prime Lease (whether by reason of interruption or reduction of services, condemnation, casualty or otherwise), then a corresponding amount of the Minimum Annual Rent and/or "Operating Expense Increases" (as defined in Paragraph 5 hereinbelow) hereunder shall be abated hereunder in the same proportion as Prime Minimum Annual Rent and/or Prime Operating Expense Increases are abated under the Prime Lease.

5.       Operating Expenses.
         ------------------

         Subtenant shall pay "Operating Expense Increases" (as hereinafter defined), as follows:

         (a)      Subtenant's Proportionate Share.
                  -------------------------------

                  As hereinbelow provided for, the parties hereby confirm and agree that the "Proportionate Share", as such term is defined and provided for in the Prime Lease Agreement (also referred to as "Tenant's Proportionate Share" in the Prime Lease Agreement), is forty-eight and 70/100 percent (48.70%), as of the date hereof; the First Space comprises sixteen and one-half percent (16.50%) of the Prime Premises; and the Second Space comprises eighty-three and one-half percent (83.50%) of the Prime Premises. "Subtenant's Proportionate Share" means:
(i) with respect to the First Space, eight and 04/100 percent [which is sixteen and one-half percent (16.50%) of forty-eight and 70/100 percent (48.70%), i.e., 16.50% X 48.70%] (such 8.04% being referred to herein as the "First Space Share"); and, (ii) with respect to the Second Space, forty

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and 66/100 percent (40.66%) [which is eighty-three and one-half percent (83.50%)
of forty-eight and 70/100 percent (48.70%), i.e., 83.50% X 48.70%] (such 40.66%
being referred to herein as the "Second Space Share").

         (b)      First Space Operating Expense Increase.
                  --------------------------------------

                  Commencing effective as of January 1, 2001, and thereafter throughout the Sublease Term, for each calendar year (and each partial calendar year) in the Sublease Term, Subtenant shall pay to Sublandlord an amount (pro rated for any partial calendar year) equal to the First Space Share of the increase, if any, of the "Basic Operating Expenses" (as defined and provided for in the Prime Lease) for such calendar year over the Basic Operating Expenses incurred during calendar year 2000. The First Space Share of each such full or partial calendar year's increase is hereinafter referred to as such year's "First Space Operating Expense Increase". For example, if the Basic Operating Expenses for 2001 are One Hundred Ten Thousand Dollars ($110,000.00) and the Basic Operating Expenses for 2000 are One Hundred Thousand Dollars ($100,000.00), then the First Space Operating Expense Increase for calendar year 2001 shall be Eight Hundred Four Dollars ($804.00) (i.e., $110,000.00 - $100,000.00 = $10,000.00; 8.04% of $10,000.00 = $804.00)

         (c)      Second Space Operating Expense Increase.
                  ---------------------------------------

                  Commencing effective as of January 1, 2003, and thereafter throughout the Sublease Term, for each calendar year (and each partial calendar year) in the Sublease Term, Subtenant shall pay to Sublandlord, in addition to and together with the First Space Operating Expense Increase for such full or partial calendar year, an amount (pro rated for any partial calendar year) equal to the Second Space Share of the increase, if any, of the Basic Operating Expenses for such full or partial calendar year over the Basic Operating Expenses incurred during the calendar year 2002. The Second Space Share of each such full or partial calendar year's increase is hereinafter referred to as such year's "Second Space Operating Expense Increase".

         (d)      Operating Expense Increases.
                  ---------------------------

                  The term "Operating Expense Increases" shall mean, during the Initial Term, the First Space Operating Expense Increase and, during the Second Space Term, both the First Space Operating Expense Increase and the Second Space Operating Expense Increase. Prime Landlord's estimates, statements, and other determinations of Basic Operating Expenses, pursuant to Section 5(d) of the Prime Lease Agreement (including, but not limited to, Sections 5(d) (v) and
(vi)), shall be binding upon Subtenant, and Subtenant shall have no right to dispute the accuracy of any such estimate, statement or other determination except only as expressly provided as follows in this Paragraph 5(d). Commencing on the Second Space Commencement Date and thereafter throughout the Sublease Term, upon Subtenant's request Sublandlord shall request a detailed statement of Basic Operating Expenses prepared by the Prime Landlord and a copy of Real Estate Tax bills. Provided that Subtenant is not then in default under this Sublease and has paid to Sublandlord all Operating Expense Increases (including those Operating Expense

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Increases then being disputed), Sublandlord, upon Subtenant's request, shall use reasonable efforts to contest such detailed statement in accordance with, and to the extent provided under, Section 5(d) of the Prime Lease Agreement. Subtenant hereby agrees to reimburse Sublandlord, and hereby agrees to indemnify and hold harmless Sublandlord, for and on account of all of the costs and expenses (including, but not limited to, actual attorney's fees) Sublandlord incurs in connection with any such contest and any increase in the Basic Operating
Expenses (and/or Tenant's Proportionate Share thereof) as a result of and/or in connection with any such contest. In addition, Subtenant shall pay (to Sublandlord), during the Initial Term, the First Space Share of, and, during the Second Space Term, the First Space Share and the Second Space Share of, all estimates (as the same may be revised by Sublandlord) and actual increases (as determined by the Prime Landlord) in Basic Operating Expenses, as hereinbelow provided for in Paragraph 5(e).

         (e)      Payment of Estimated and Actual Operating Expenses.
                  --------------------------------------------------

                  (i)      Estimated Payments.
                           ------------------

                           In order to provide  for current  monthly  payments
of Operating Expense Increases (commencing effective as of January 1, 2001), Sublandlord may submit to Subtenant, from time to time each calendar year during the Sublease Term, a written statement based on the Prime Landlord's estimate of the amount of the increases in Basic Operating Expenses, together with the amount of the Operating Expense Increases estimated (by Sublandlord and/or Prime Landlord) to result from such increases. Subtenant shall pay each month (during the Sublease Term) one-twelfth (1/12) of the Operating Expense Increases so estimated for such calendar year and Subtenant shall also pay, within fifteen
(15) days of receipt of such statement, the amount, if any, of such estimated Operating Expense Increases accruing prior to the date of such statement. Subtenant shall, in all cases, continue to make monthly payments of Operating Expense Increases based on the last estimate received from Sublandlord until Subtenant receives a revised estimate.

                  (ii)     Actual Payments.
                           ---------------

                           After the end of each  calendar  year during the
Sublease Term (and after the partial calendar year at the end of the Sublease
Term), commencing with the end of calendar year 2001, Sublandlord shall, as soon as practicable (after receiving Prime Landlord's statement for same), submit to Subtenant the Prime Landlord's statement of actual increases in Basic Operating Expenses for the preceding calendar year over the Basic Operating Expenses for the applicable Sublease Base Year(s). Subtenant shall pay to Sublandlord, within twenty (20) days of Subtenant's receipt of such statement, the excess, if any, of the actual Operating Expense Increases (as determined by reference to Prime Landlord's statements for same) over the amount of Operating Expense Increases theretofore paid by Subtenant during the previous year (as Subtenant's payment of the estimated amounts for the Operating Expense Increases). If the amount of Operating Expense Increases paid by Subtenant during the previous year exceeded the actual Operating Expense Increases (as determined by reference to Prime Landlord's statements for same), the excess shall be credited toward payment of the next installment of Minimum

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Annual Rent to be paid by Subtenant after Subtenant receives said statement. If the amount of Operating Expense Increases paid by Subtenant with respect to the last calendar year of the Sublease Term exceeds the actual Operating Expense Increases (as determined by reference to Prime Landlord's statements for same) payable by Subtenant for such year, Sublandlord shall pay to Subtenant the excess amount within thirty (30) days after Sublandlord's submission to Subtenant of the aforesaid statement of Operating Expense Increases for such calendar year.

                  (iii)    Pro Rata Payments.
                           -----------------

                           In addition,  the Operating  Expense  Increases for
the partial calendar year during which the Sublease Term expires (i.e., January 1, 2007, to October 30, 2007) shall be prorated in the same manner as the Base Operating Expenses are prorated under the Prime Lease Agreement.

         (f) Additional Service Charges. In addition to the foregoing, Subtenant
             --------------------------
agrees to pay Sublandlord, as additional rent hereunder, all charges payable by Sublandlord under the Prime Lease Agreement for any additional services provided to Subtenant by Prime Landlord, including, without limitation, any charges and fees for alterations or after-hours heating and air conditioning services (all such services being hereinafter referred to as the "Additional Services" and all such charges being hereinafter referred to as the "Additional Service Charges"). At the request of Sublandlord and with the consent of the Prime Landlord, Subtenant shall pay any such additional service charge amounts directly to or as otherwise directed by Prime Landlord.

6.       Rent.
         -----

         All sums (including, but not limited to, Minimum Annual Rent, Operating Expense Increases, Additional Service Charges, late charges, interest and attorney's fees) payable by Subtenant to Sublandlord shall be deemed rent, and shall be payable to Sublandlord without notice (except as expressly provided for herein) or other demand, and without recoupment, counterclaim, set-off or other deduction (except only as herein expressly provided for) (all such sums being herein sometimes collectively referred to as "Rent"). In the event that any amount of Rent payable by Subtenant is not paid within three (3) days after the date such payment is due (which due date, with respect to any non-scheduled payments of Rent shall be the fifth (5th) day after Subtenant is invoiced therefor if Subtenant is required to be invoiced under this Sublease for such payment and if provision for another payment date is not provided for in this Sublease), Subtenant shall pay to Sublandlord (upon request) a late charge equal to five percent (5%) of the amount not so paid when due, as liquidated damages for the additional charges incurred by Sublandlord as a result of such late payment. In addition, if any portion of Rent is not paid within ten (10) days after the same is due, Subtenant shall also pay to Sublandlord interest on such unpaid amount, at the rate of five percent (5%) over the Prime Rate in the Money Rate Section of the Wall Street Journal (or a comparable alternative index
                    -------------------
selected by Sublandlord in the event that for any reason the Wall Street Journal
                                                             -------------------
discontinues publication of the Prime Rate) (such rate being the "Stipulated Rate") from the date such Rent is due until the date such Rent is received by Sublandlord. No payment by Subtenant or receipt by Sublandlord of lesser amounts of Rent than those herein provided for shall be deemed to be other than on account of the earliest unpaid Rent. No endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction, and Sublandlord may accept any such check or other payment without prejudice to Sublandlord's right to recover the balance of such Rent or pursue any other remedy provided for in this Sublease or under applicable law. If Sublandlord receives from Subtenant two (2) or more returned or "bounced" checks in any twelve (12) month period, Sublandlord may require all future Rent payments to be made by certified check. Except as hereinabove expressly provided, Rent for any partial calendar month and/or calendar year during the Sublease Term shall be prorated on a per diem basis.

7.       Prime Lease.
         -----------

         (a)      Prime Lease.
                  -----------

                  The Prime Lease, which consists of the Prime Lease Agreement, the Prime Addendum, and the Commencement Certificate, is attached hereto as Exhibit A, although certain economic terms of the Prime Lease have been redacted. Notwithstanding anything to the contrary, this Sublease is subject and subordinate to the Prime Lease and all provisions of the Prime Lease. Except as otherwise provided for herein, all capitalized terms used in this Sublease which are defined in the Prime Lease shall have the meaning provided in the Prime Lease.

         (b)      Consent of Prime Landlord.
                  -------------------------

                  This Sublease shall be contingent upon receipt of the consent of the Prime Landlord, as follows: Sublandlord agrees that Sublandlord shall request the consent of the Prime Landlord to this Sublease promptly after the Execution Date and Sublandlord and Subtenant shall each cooperate in endeavoring to obtain the consent of the Prime Landlord to this Sublease. In the event that such consent of the Prime Landlord shall not be obtained by Sublandlord within thirty (30) days after the Execution Date, this Sublease shall be null and void and of no further force and effect (without the obligation to provide notice), whereupon there shall be no further rights and duties of either party to the other hereunder, except that Sublandlord shall promptly refund to Subtenant any advance payments of Rent theretofore made by Subtenant to Sublandlord and the "Security Deposit" (as defined below) previously deposited with Sublandlord by Subtenant.

         (c)      Incorporation of Prime Lease Provisions.
                  ---------------------------------------

                  (i)      Incorporation of Prime Lease Agreement Provisions.
                           -------------------------------------------------

                           The following  provisions of the Prime Lease
Agreement are hereby incorporated into this Sublease in the manner provided as follows. Except to the extent that the following provisions of the Prime Lease Agreement are hereby made inapplicable and/or are modified by the provisions of this Sublease (for the purpose of incorporation herein), the following listed provisions of the Prime Lease Agreement are incorporated into this Sublease by reference so that each and every such provision of the Prime Lease Agreement binding upon, or inuring to the benefit of, the Prime Landlord shall, with respect to this Sublease, bind upon, or inure to the benefit of, Sublandlord; and each and every such provision of the Prime Lease Agreement binding upon, or inuring to the benefit of, Tenant shall, with respect to this Sublease, bind upon, or inure to the benefit of, Subtenant; and, as so incorporated herein, Sublandlord agrees to perform and observe the terms, covenants and conditions of the Landlord under the Prime Lease Agreement to the extent incorporated herein (except as hereinafter modified); and, as so incorporated herein, Subtenant agrees to perform and observe the terms, covenants and conditions of the Tenant under the Prime Lease Agreement to the extent incorporated herein; each and all with the same force and effect as if the terms, covenants and condition of the following provisions of the Prime Lease Agreement were completely set forth in this Sublease:

                           1.       At Section 1(a), subsections 2, 4, 12, 16
and 17.

                           2.       Section 1(b).

                           3.       Section 1(c).

                           4.       At Section 3, the  definition of
"Lease Year", except that, for the purpose of incorporation herein, the first Lease Year shall commence on the First Space Commencement Date.

                           5.       Section 4(b).

                           6.       Section  4(c),  except  that  the  following
words are deleted from the beginning thereof: "Subject to the provisions of
Section 4(d) of this Lease".

                           7.       At Section 5(c)(ii),  the definition of
"Basic Operating Expenses" (and the procedures applicable to the Prime Landlord's determination of same) to the extent necessary to effectuate the determination and payment of the Operating Expense Increases as hereinabove provided for at Paragraph 5.

                           8        Section 7, in its entirety.

                           9.       Section 8, in its entirety.

                           10.      Section  9, in its  entirety,  together
with Exhibit F to the Prime Lease Agreement (entitled "RULES AND REGULATIONS"), except that modifications of the Rules and Regulations shall only be made by the Prime Landlord.

                           11.      Section 10, in its entirety,  except that
Sublandlord shall have the right to request that Subtenant deposit with Sublandlord, and Subtenant shall make such deposit with Sublandlord upon Sublandlord's request, reasonable security for the charges that will be due and payable to the Prime Landlord in connection with any Additional Services.

                           12.      Section 11, in its entirety.

                           13.      Section 12, in its entirety.

                           14.      Section  13,  in its entirety, except that
any alterations and/or improvements requiring the consent of Sublandlord (by incorporation of such Section 13 herein) shall also require the consent (and satisfaction of the requirements) of the Prime Landlord, which consent of the Prime Landlord the Sublandlord shall use reasonable efforts to procure, upon Subtenant's written request from time to time.

                           15.      Section 14, in its entirety.

                           16.      Section  15,  in its entirety, except that
upon the expiration of the Sublease Term, or sooner termination of this Sublease, Subtenant shall quit and surrender the Subleased Premises in the condition in which the Tenant is required to quit and surrender the Prime Premises under the Prime Lease.

                           17.      Section  16, in its  entirety,  except  that
the words "one hundred fifty percent (150%)" in the fourth (4th) line thereof shall be deleted and substituted with the words "two hundred percent (200%)".

                           18.      Section 17, in its entirety,  except
Subtenant shall, in no event, mortgage or encumber this Sublease (or any right or interest thereunder) or permit the Subleased Premises to be used by others (other than with respect to any permitted assignment or sublease in accordance with the terms of this Sublease). Furthermore, any proposed sublease or assignment requiring the consent of Sublandlord (by incorporation of such Section 17 herein) shall also require the consent (and satisfaction of the requirements) of the Prime Landlord, which consent of the Prime Landlord the Sublandlord shall use reasonable efforts to procure, upon Subtenant's written request from time to time, and which consent of Sublandlord shall be governed by the standards of reasonableness set forth in such Section 17. Notwithstanding the foregoing, any right of the Subtenant (incorporated herein from the Prime Lease, as the same may also be modified herein) to assign Subtenant's interest in this Sublease and/or to Sublet the Subleased Premises shall be further restricted by and subject to the provisions of Paragraph 11 hereinbelow.

                           19.      Section 18, in its entirety.

                           20.      Section 19, in its entirety,  except that in
the third line of Section 19(b) the words "in violation of Section 17" are deleted and substituted with the words "in violation of this Lease" (i.e., in violation of this Sublease).

                           21.      Section 20, in its entirety.

                           22.      Section 21, in its entirety.

                           23.      Section 22, in its entirety.

                           24.      Section 23, in its  entirety,  except  that:
with regard to the first (1st)
sentence of Section 23(a) and Subtenant's insurance and payment obligations arising by virtue of Section 23(c), Subtenant's restoration, insurance and payment obligations shall include the obligation to restore, insure, and pay for all leasehold improvements installed in the Subleased Premises by or at the request of Subtenant and/or Sublandlord (as well as Subtenant's furniture, furnishings, trade fixtures and equipment); references in Section 23(a) to rent loss insurance shall mean and refer only to rent loss insurance procured by the Prime Landlord; references in Sections 23(b) and (d) to "Landlord" shall mean and refer to the Prime Landlord and/or the Sublandlord (it being agreed that Sublandlord shall promptly provide to Subtenant a copy of any election or other notice of Prime Landlord under Section 23(b) of the Prime Lease Agreement; and Subtenant shall have the right to terminate the Sublease (and Sublandlord shall terminate the Prime Lease) under or in connection with the provisions of Section 23(b) of the Prime Lease Agreement only during the first (1st) one-half (1/2) of the Second Space Term (i.e., during the time period from the Second Space Commencement Date to the date which is half-way between the commencement and expiration of the Second Space Term)); it being agreed that Sublandlord shall solely control any such termination prior to the Second Space Commencement Date and during the second (2nd) one-half (1/2) of the Second Space Term.

                           25.      Section  24, in its  entirety,  except  that
references in Section 24 to "Landlord" shall mean and refer to the Prime Landlord and/or the Sublandlord (it being agreed that Sublandlord shall promptly provide to Subtenant a copy of any election or other notice of Prime Landlord under Section 24 of the Prime Lease Agreement).

                           26.      Section 25, in its entirety.

                           27.      Section  26,  in its  entirety, except that
Section 26(d) is hereby deleted for the purpose of incorporation of Section 26 herein.

                           28.      Section  27, in its  entirety, except that
references to "Landlord" in Section 27(a) and in the second (2nd) and third
(3rd) sentences of Section 27(b) shall mean and refer to the Prime Landlord and the Sublandlord, and during the Initial Term, the insurance coverage requirements set forth in clause (a)(i) shall be maintained by Sublandlord, with respect to the Second Space, and by Subtenant, with respect to the First Space.

                           29.      Section 28, in its entirety.

                           30.      Section 29, in its entirety.

                           31.      Section 30, in its entirety,  except that
Sublandlord shall not be required to provide any listings or signs, although Sublandlord shall use reasonable efforts to procure a new listing and signs for Subtenant from the Prime Landlord, all at Subtenant's expense and upon Subtenant's request.

                           32.      Section 32, in its entirety.

                           33.      Section 33, in its  entirety,  except that
notwithstanding anything to
the contrary, no performance of any act required of Subtenant shall be excused to the extent that the delay in performance of such act would result in the breach of any obligation under the Prime Lease by Sublandlord as Tenant under the Prime Lease.

                           34.      Section 35, in its entirety.

                           35.      Section 36, in its entirety.

                           36.      Section 37, in its entirety.

                           37.      Section 40, except that Sections 40(d) and
(i) are not incorporated herein.

                           38.      Section 41, in its entirety.

                           39.      Section 42, in its entirety.

                  (ii)     Incorporation of Exhibits.
                           -------------------------

                           In addition,  Exhibits A and B to the Prime Lease
Agreement are incorporated herein to the extent applicable to the Subleased Premises.

                   (iii)   Incorporation of Commencement Certificate Provisions;
                           -----------------------------------------------------
                           Size Adjustments.
                           ----------------

                           Further,  the Commencement  Certificate is hereby
incorporated into this Sublease for the purpose of establishing and confirming the following provisions of the Prime Lease (which are hereby incorporated herein): the Rentable Floor Space of Prime Premises is sixty-eight thousand six hundred eighteen (60,618) square feet; and the Proportionate Share (also known as Tenant's Proportionate Share) is forty-eight and 70/100 percent (48.70%). In addition, the parties hereby agree that in the event that the Rentable Floor Space of Prime Premises, the Gross Leaseable Area (of the Building) and/or the Proportionate Share (and/or words and provisions of similar import) are modified, in accordance with the Prime Lease, after the date of this Sublease, then proportionate adjustments shall be made in the Minimum Annual Rent, Subtenant's Proportionate Share, and other components of Rent (if any) which vary with the size of the Subleased Premises and/or the relation of the size of the Subleased Premises to the size of the Building, all as reasonably determined by Sublandlord (except that any determination in connection with same which is binding upon Sublandlord as Tenant under the Prime Lease shall also bind Subtenant under applicable provisions of this Sublease). Further, Sublandlord and Subtenant each hereby agree both not to take any action which violates the Prime Lease and not to fail to take any action required of such party to comply with the Prime Lease (as the same may be incorporated herein); it being agreed that the Sublandlord shall not be so responsible for the acts or omissions of the Subtenant. If any of the provisions of this Sublease (exclusive of the provisions of the Prime Lease incorporated herein) conflict with the provisions of the Prime

Lease incorporated herein, such conflict shall be resolved in each instance in favor of the provisions of this Sublease (exclusive of the provisions of the Prime Lease incorporated herein).

                  (iv)     Incorporation Generally.
                           -----------------------

                           Except as herein expressly provided for, to the
extent incorporated herein from the provisions of the Prime Lease, the words "Landlord" and "Tenant", and words of similar import, whenever the same appear in the Prime Lease, shall be construed to mean, respectively, Sublandlord and Subtenant in this Sublease; the words "Leased Premises" and words of similar import, whenever the same appear in the Prime Lease, shall be construed to mean the Subleased Premises in this Sublease; the word "Lease", and words of similar import, whenever the same appear in the Prime Lease, shall be construed to mean this Sublease in this Sublease; the words "Lease Term" and words of similar import, whenever the same appear in the Prime Lease, shall be construed to mean the Sublease Term in this Sublease; and the words "Additional Rent" , "Rent" and "rent", and words of similar import, whenever the same appear in the Prime Lease, shall be construed to mean the Rent in this Sublease.

                  (v)      Satisfaction of Incorporated Obligations.
                           ----------------------------------------

                           Notwithstanding  anything to the contrary,  whenever
any provision of the Prime Lease which has been incorporated herein imposes on the Sublandlord any obligation of the Landlord to the Tenant under the Prime Lease (and, consequently, any obligation of the Sublandlord to the Subtenant under this Sublease), Sublandlord may satisfy such obligation by using reasonable efforts (in Sublandlord's capacity as Tenant under the Prime Lease) to procure the Prime Landlord's satisfaction of such obligation and Sublandlord shall have no further obligation or other liability whatsoever in connection with the provisions of the Prime Lease which are incorporated herein; it being agreed that such obligations of Sublandlord shall only be initiated by Subtenant's written request to Sublandlord. Further, the Subtenant agrees that, with Sublandlord's approval, the Prime Landlord may exercise any of the rights of the Sublandlord under this Sublease. In addition, and notwithstanding anything to the contrary, the time limits in the provisions of the Prime Lease (incorporated herein) for the provision of notices, making of demands or performing any act, condition or covenant on the part of the Tenant (and, consequently, on the part of the Subtenant hereunder), and for the exercise by the Tenant (and, consequently, the Subtenant) of any right, remedy, or option, are changed for the purpose of incorporation herein by shortening the same in each instance by four (4) business days, so that in each instance Subtenant shall have four (4) business days less time to observe and/or perform under this Sublease than the Sublandlord has as Tenant under the Prime Lease.

         (d)      Grant of Certain Rights of "Tenant" under the Prime Lease
                  ----------------------------------------------------------
                  Agreement.
                  ----------

                  Sublandlord shall use reasonable efforts, upon Subtenant's request, to procure listings for Subtenant in the directory of tenants for the Building; it being agreed that Subtenant shall reimburse Sublandlord for any and all costs incurred by Sublandlord and/or payable to the Prime Landlord in connection therewith.

         (e)      Certain Terms of Prime Lease not Incorporated Herein.
                  ----------------------------------------------------

                  Provided that Subtenant shall not be in default under this Sublease (after the expiration of any applicable notice and cure periods), Sublandlord hereby agrees that Sublandlord shall pay the "Minimum Annual Rent" and "Additional Rent" to Prime Landlord set forth under Section 5 of the Prime Lease Agreement and, except to the extent that the Subtenant shall be obligated to perform such obligations, Sublandlord shall also perform all of Sublandlord's obligations (i.e., the obligations of the Tenant under the Prime Lease) throughout the Sublease Term (all of such continuing monetary and non-monetary obligations of the Sublandlord being the "Continuing Sublandlord Obligations").

8.       Casualty, Condemnation.
         ----------------------

         In the event a casualty or condemnation event affecting the Building or the Subleased Premises occurs during the Sublease Term, then (i) in the event, for so long as and to the extent Prime Minimum Annual Rent and Prime Operating Expense Increases, respectively, are abated under the Prime Lease, then the Minimum Annual Rent and Operating Expense Increases hereunder, respectively, shall be proportionately abated, (ii) in the event and in the manner the configuration, location or square footage of the Prime Premises is altered under the Prime Lease, the Subleased Premises shall be altered hereunder, and (iii) in the event the Prime Lease is terminated as a result of such event, this Sublease shall also terminate. In the event all or any portion of the Subleased Premises is taken by condemnation during the Sublease Term, Subtenant shall have, together with Sublandlord during the Initial Term and exclusively thereafter, any and all rights of tenant under the Prime Lease to assert claims to the condemning authority for compensation for tangible personal property and fixtures.

9.       Sublandlord Performance under Prime Lease.
         -----------------------------------------

         Sublandlord hereby warrants and represents that Sublandlord has not received any written notice of a "Tenant" default existing under the Prime Lease as of the date hereof, and further warrants that it shall continue to observe and perform all of its obligations under the Prime Lease until the Sublease Commencement Date so that no "Tenant" default exists under the Prime Lease as of such date. From and after the Sublease Commencement Date and for so long as Subtenant is not in default hereunder, Sublandlord shall continue to perform the Continuing Sublandlord Obligations (as such obligations differ between the Initial Term and the Second Space Term) in order to prevent any default thereunder or breach thereof during the Sublease Term. Provided, further, that Sublandlord will not, at any time during the Sublease Term, exercise Sublandlord's rights to expand the Prime Premises pursuant to the terms of
Section 4 of the Prime Addendum. Subtenant shall pay Sublandlord any and all fees, costs (including actual attorneys' fees), liabilities, claims, demands, damages and expenses incurred by or otherwise affecting the "Tenant" under the terms of the Prime Lease by reason of and/or in connection with any such exercise promptly upon Sublandlord's request. Sublandlord shall indemnify, defend and hold Subtenant harmless from and against all claims, demands, actual damages (but not punitive, consequential or other damages, all of which are hereby expressly waived as a condition of this

Sublease), liabilities and expenses (including, without limitation, reasonable attorneys' fees) of any kind whatsoever by reason of any breach by Sublandlord of this Sublease (including, without limitation, default by Sublandlord in the timely performance of the Continuing Sublandlord Obligations). The foregoing indemnification obligation (as well as all other obligations of either party accruing prior to any termination hereof) of Sublandlord shall survive the termination of the Prime Lease and of this Sublease.

10.      No Subtenant Default.
         --------------------

         Subtenant shall not cause or permit anything to be done which would constitute a default or breach of Sublandlord's obligations as "Tenant" under the Prime Lease assumed by and/or binding upon Subtenant hereunder, including, without limitation, any breach or default which would cause the Prime Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the Landlord under the Prime Lease. In the event of any default or breach by Subtenant in the performance of the covenants and agreements contained herein (including those incorporated herein), Sublandlord shall have all of the rights as against Subtenant that the Landlord under the Prime Lease has against the Sublandlord for a default under the Prime Lease. Sublandlord shall promptly forward to Subtenant any notice of default received by Sublandlord under the Prime Lease. Subtenant shall indemnify, defend and hold Sublandlord harmless from and against all claims, demands, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees) of any kind whatsoever by reason of any breach or default on the part of Subtenant hereunder or for any other damages, liabilities, costs, expenses (including, without limitation, reasonable attorneys' fees), claims, demands or charges suffered or which may be suffered by Sublandlord in connection with or arising from this Sublease or the Subleased Premises. The foregoing indemnification obligation (as well as all other obligations of either party accruing prior to any termination hereof) of Subtenant shall survive the termination of the Prime Lease and of this Sublease.

11.      Assignment and Subletting.
         -------------------------

         (a)      Assignment and Subletting.
                  -------------------------

                  The parties hereby confirm and agree that Subtenant shall not assign, mortgage or encumber this Sublease, or any right or interest hereunder, and shall not sublet the Subleased Premises, or any part thereof, and shall not permit the Subleased Premises to be used by others, except only as hereinabove expressly provided by the incorporation herein and modification of Section 17 of the Prime Lease. However, and notwithstanding anything to the contrary, prior to Subtenant attempting to assign Subtenant's interest in this Sublease and/or subletting the Subleased Premises, or any part thereof, Subtenant shall first comply with, and Subtenant's rights shall be subject to, the following provisions of this Paragraph 11 of this Sublease. Furthermore, notwithstanding anything to the contrary, any consent of Sublandlord (to any assignment or subletting by Subtenant) shall be subject to the exercise by Sublandlord of the "Recapture Option" (as hereinafter defined), and if Sublandlord shall not exercise such Recapture Option such consent shall be expressly conditioned upon compliance by Subtenant with all of the provisions of this Sublease (including the provisions of the Prime Lease as modified and incorporated herein), and any attempt by Subtenant to do otherwise shall be absolutely and unconditionally null and void and of no force and effect whatsoever.

         (b)      Notice.
                  ------

                  If Subtenant desires to undertake any assignment of Subtenant's interest in this Sublease and/or any sublease of the Subleased Premises (or any part thereof) (any such desired assignment and subletting being a "Proposed Transaction"), Subtenant shall provide Sublandlord with prior written notice of such desire, specifying the consideration for, and all other terms and conditions of, the Proposed Transaction and identifying the proposed assignee or subtenant with respect thereto (the "Proposed Party"), which notice shall be accompanied by a certified financial statement setting forth the financial condition of the Proposed Party in sufficient detail so as to permit Sublandlord's comprehensive assessment thereof.

         (c)      Recapture Option.
                  ----------------

                  Sublandlord shall have the right (herein called the "Recapture Option"), at Sublandlord's sole option, (i) in the event of a proposed assignment of this Sublease or subletting of all of the Subleased Premises, to terminate this Sublease in its entirety as of the "Effective Termination Date" (as such term is hereinafter defined), or (ii) in the event of a proposed subletting of part (but not all) of the Subleased Premises, to terminate this Sublease only as to that portion of the Subleased Premises which Subtenant has proposed to sublet, in which event Subtenant's obligations as to the Minimum Annual Rent and Operating Expense Increases hereunder shall be reduced, as of the Effective Termination Date, in the same proportion as the proportion of the rentable area of the portion of the Subleased Premises so proposed to be sublet bears to the total rentable area of the Subleased Premises. If Sublandlord elects to exercise the Recapture Option to terminate this Sublease in whole or in part, Sublandlord shall do so by the giving of written notice thereof to Subtenant within thirty (30) days after Sublandlord's receipt of Subtenant's notice described in Paragraph 11(b) hereinabove, which notice from Sublandlord (the "Recapture Notice") shall specify the date (herein called the "Effective Termination Date") on which such termination shall become effective; provided, however, that such date shall in no event be more than sixty (60) nor less than twenty (20) days after the date of the giving of such Recapture Notice; but, provided further, however, that if Subtenant notifies Sublandlord within three
(3) business days after receipt of such Recapture Notice that it is withdrawing its request to sublet such portion of the Subleased Premises or to assign this Sublease, Landlord's Recapture Notice shall be of no force and effect. If Sublandlord fails to timely exercise the Recapture Option in accordance with the provisions of the preceding sentence, Subtenant may thereafter, subject to the giving of Sublandlord's and the Prime Landlord's prior written consent (as herein provided for), proceed with the Proposed Transaction contemplated by the notice furnished to Sublandlord by Subtenant pursuant to the provisions of Paragraph 11(b) hereinabove on the same terms and conditions as set forth in said notice, provided, however, that any such consent by Sublandlord shall be expressly conditioned upon Subtenant's compliance with the provisions of Paragraph 11(d) hereinbelow.

         (d)      Assignment/Sublease Amendment.
                  -----------------------------

                  Notwithstanding anything to the contrary, any Proposed Transaction shall be subject to the requirement that Subtenant and the Proposed Party agree (which agreement shall be confirmed upon Sublandlord's request) to pay to Sublandlord (as and when received by Subtenant) one hundred percent (100%) of the following amounts in respect of the making of any Proposed Transaction in excess of the reasonable costs actually incurred by Subtenant in connection with such sublease or assignment for brokerage commissions, advertising fees, attorneys' fees and tenant improvements: (i) in the case of a sublease, any "Proposed Transaction Rent Profit" (as hereinafter defined), and/or (ii) any other economic consideration in the form of money or property payable to Subtenant or to any affiliate or subsidiary of Subtenant, either in a lump sum, periodic payment or other form of consideration, with such payment to Sublandlord to be made upon the payment thereof to Subtenant. "Proposed Transaction Rent Profit" means the amount by which the "Proposed Transaction Rent" (as hereinafter defined) exceeds the Rent payable pursuant to this Sublease from and after the effective date of the applicable Proposed Transaction. "Proposed Transaction Rent" means any and all rent and additional rent paid to Subtenant on account of the applicable Proposed Transaction. However, notwithstanding the foregoing, in the event of a partial subletting of the Subleased Premises, the amount of the Proposed Transaction Rent Profit shall the amount by which the Proposed Transaction Rent payable in respect of such partial subletting exceeds the prorated amount (calculated on a proportionate square footage basis) of Rent payable under this Sublease for that portion of the Subleased Premises which is to be so sublet or occupied

         (e)      Miscellaneous.
                  -------------

                  Notwithstanding any other provision of this Paragraph 11 to the contrary, in connection with any Proposed Transaction, (i) Subtenant shall reimburse Sublandlord upon demand, for all expenses, including reasonable attorneys' fees, incurred in connection with any such Proposed Transaction and
(ii) Subtenant and any Proposed Party shall, within ten (10) days after notice from Sublandlord, provide such additional information, execute and deliver to Sublandlord such documents and take such further action as Sublandlord may reasonably require to effect such Proposed Transaction or to protect Sublandlord's rights in respect of this Sublease. Neither the consent of Sublandlord to an assignment or subletting nor the references in this Sublease to assignees or subtenants shall in any way be construed to relieve Subtenant of the requirement of obtaining the consent of Sublandlord to any further assignment or subletting or to the making of any assignment or subletting for all or any part of the Subleased Premises. In the event Sublandlord consents to any assignment of this Sublease, the assignee shall execute and deliver to Sublandlord an agreement in form and substance satisfactory to Sublandlord whereby the assignee shall assume all of Subtenant's obligations under this Sublease. Notwithstanding any assignment or subletting, including, without limitation, any assignment or subletting permitted or consented to, the original Subtenant named herein and any other person(s) who at any time was or were Subtenant shall remain fully liable on this Sublease, and if this Sublease shall be amended, modified, extended or renewed, the original Subtenant named herein and any other person(s) who at any time was or were Subtenant shall remain fully liable on this Sublease as so amended, modified, extended or renewed. If this Sublease shall be assigned or if the Subleased Premises, or any part thereof, shall be sublet by any person or persons other than the original Subtenant named herein, then, at such time and for so long as Subtenant is in default hereunder, Sublandlord may collect rent for any such assignee and/or any subtenants, and apply the net amounts collected to the Rent, but no such assignment, subletting or collection shall be deemed a waiver of any of the provisions of this Paragraph 11, or the acceptance of the assignee or subtenant as Subtenant, or a release of any person from the further performance by such person of the obligations of Subtenant under this Sublease.

         (f)      No Violation of Prime Lease.
                  ---------------------------

                  Anything to the contrary contained in this Paragraph 11 notwithstanding, it is expressly understood and agreed that no such subletting or assignment shall be permitted which shall violate any applicable provisions or requirements of the Prime Lease in respect thereto.

12.      Security.
         --------

         (a)      Security Deposit.
                  ----------------

                  As security for Subtenant's performance of Subtenant's obligations under this Sublease, Subtenant shall, on the Execution Date, deposit with Sublandlord a cash deposit in an amount equal to Five Hundred Twenty-Five Thousand Dollars ($525,000.00) (such amount being sometimes hereinafter referred to as the "Collateral Amount" and such deposit being the "Security Deposit"). During the Sublease Term, Sublandlord shall retain the Security Deposit as security for Subtenant's performance of Subtenant's obligations hereunder. Interest shall accrue on the then current amount of the Security Deposit from the fifth (5th) business day after the date on which Sublandlord actually receives the Security Deposit through the fifth (5th) business day before the date on which the Security Deposit is actually returned to Subtenant (and/or applied by Sublandlord in accordance herewith) at the same rate Sublandlord is paying to Sublandlord's customers holding "passbook" savings accounts with Sublandlord (such interest on the Security Deposit being the "Interest"). The Security Deposit shall be returned to Subtenant, together with the Interest, within forty-five (45) days after the expiration of the Sublease Term, if and to the extent Sublandlord has not applied the Security Deposit (and/or the Interest) by reason of a breach by Subtenant of Subtenant's obligations hereunder as set forth in the following sentence. Sublandlord may, from time to time, in Sublandlord's sole discretion, apply the Security Deposit to cure and/or compensate for any breach of any provisions of this Sublease by Subtenant. Notwithstanding the foregoing, but only provided that Subtenant is not in default under this Sublease (beyond any applicable notice and cure periods), the Collateral Amount shall be reduced to Two Hundred Fifty Thousand Dollars ($250,000.00) (and any excess of the Security Deposit over the then current Collateral Amount shall be promptly returned to Subtenant, together with any unapplied portion of the Interest previously accruing on such excess amount) on the date upon which Subtenant has occupied for six (6) consecutive months (and has paid all Rent for six (6) consecutive months payable for) both the First Space and the Second Space.

         (b)      Letter of Credit.
                  ----------------

                  Notwithstanding the foregoing, Subtenant may, at any time, and in lieu of providing the Security Deposit in the form of cash, as provided for above, secure Subtenant's obligations to Sublandlord pursuant to this Sublease by delivering to Sublandlord an irrevocable sight draft letter of credit in an amount equal to the Collateral Amount and otherwise in such form, and issued by a bank, reasonably approved by Sublandlord, and having an expiration date no earlier than the date of expiration of the Sublease Term (it being agreed that such letter of credit may be renewed on an annual basis, at least thirty (30) days prior to the expiration of the then current letter of credit) (such letter of credit being the "Letter of Credit"). In the event of any breach by Subtenant of Subtenant's obligations under this Sublease, Sublandlord may, from time to time, draw upon and apply such amount of the Letter of Credit as may be necessary to cure and/or compensate for such a breach. In the event that Subtenant so delivers the Letter of Credit in the then current Collateral Amount, then the Security Deposit (if previously provided) shall be returned to Subtenant, together with Interest thereon, no later than the date that is forty-five (45) days after Sublandlord's receipt of the Letter of Credit. Likewise, in the event that Subtenant has previously provided the Letter of Credit, Subtenant may, at any time, deposit with Sublandlord the applicable Collateral Amount of the Security Deposit (which shall be treated, and shall be in an amount, as described in Paragraph 12(a) above), in which event Subtenant shall no longer be required to maintain the Letter of Credit and the Security Deposit shall be treated as provided for above (except that Interest thereon shall be payable only on the Collateral Amount of the Security Deposit that the Sublandlord actually has in Sublandlord's possession and only with respect to the time period five (5) business days after Sublandlord actually is in possession of the Security Deposit to the date five (5) business days before Landlord returns the Security Deposit). Notwithstanding anything to the contrary, in no event shall Sublandlord be required to pay to Subtenant any Interest with respect to the Letter of Credit, and Subtenant must maintain the Security Deposit or Letter of Credit, in the then current Collateral Amount, throughout the Sublease Term (as hereinabove provided for).

         (c)      Generally.
                  ---------

                  In the event of any use of the Security Deposit and/or Letter of Credit in the manner hereinabove provided, Subtenant shall, within ten (10) days of Sublandlord's request, restore the Security Deposit and/or Letter of Credit, as applicable, to the amount originally provided for hereinabove.

13.      Brokers.
         -------

         Sublandlord hereby represents that Sublandlord has had no dealings with any real estate broker in connection with this Sublease, except for Cushman Realty Corporation ("Sublandlord's Broker") and Tenant Partners ("Subtenant's Broker"). Subtenant hereby represents that Subtenant has had no dealings with any real estate broker in connection with this Sublease, except for Sublandlord's Broker and Subtenant's Broker. Sublandlord hereby agrees to pay all compensation due to Sublandlord's Broker in connection with this Sublease, pursuant to a separate agreement, and to pay a portion of the compensation payable to Subtenant's Broker, also pursuant to a separate agreement. Subtenant hereby agrees to pay all sums due to Subtenant's Broker in connection with this Sublease, pursuant to a separate agreement, except to the extent agreed to be paid by Sublandlord pursuant to the separate agreement between Sublandlord and

Subtenant's Broker. Further, each party hereby agrees to indemnify and hold harmless the other party from and against all claims, costs, damages and other liabilities (including, but not limited to, attorneys fees) whatsoever in connection with any breach of such party's representation hereinabove set forth in this Paragraph 13.

14.      Waiver of Jury Trial, Counterclaim, and Redemption.
         --------------------------------------------------

         Subtenant and Sublandlord hereby waive all right to trial by jury in any summary or other action, proceeding or counterclaim arising out of or in any way connected with this Sublease, the relationship of Sublandlord, Subtenant and/or Prime Landlord, the Subleased Premises, and the use and occupancy thereof, and any claim of injury or damages. Subtenant also hereby waives all right to assert or interpose a counterclaim in any summary proceeding or other action or proceeding to recover or obtain possession of the Subleased Premises. Further, Subtenant waives all rights of redemption granted by law such that, once Subtenant has committed a default and failed to cure that default within any cure period provided by this Sublease, Subtenant waives all rights under law to later cure the default and reclaim Subtenant's interest in this Sublease and/or the Subleased Premises.

15.      Costs Associated with Breach.
         ----------------------------

         In addition to Sublandlord's other rights and remedies hereunder and/or under applicable law, in the event of any breach of any provision of this Sublease by Subtenant, Subtenant shall be obligated to pay to Sublandlord, upon Sublandlord's request, all costs, damages and expenses incurred by Sublandlord as a result of such breach, including, but not limited to, attorneys' and other professional service fees, investigation costs, court costs, and all other damages incurred and/or recoverable by Sublandlord under this Sublease or under applicable law.

16.      Notices.
         -------

         All notices, confirmations, documentation, and communications which may or are to be required or permitted to be given hereunder shall be in writing, either hand-delivered, sent by national overnight delivery service (e.g., FedEx overnight delivery) specifying next business day delivery, or mailed by U.S. certified mail, return receipt requested, postage prepaid, to the following respective addresses.

         To Sublandlord:

                  Chevy Chase F.S.B
                  8401 Connecticut Avenue
                  Chevy Chase, Maryland  20815
                  Attn:  Leasing Department

         With a copy to:

                  Jack Garson, Esquire

                  Garson & Associates, LLC
                  7735 Old Georgetown Road
                  Suite 550
                  Bethesda, Maryland  20814

         To Subtenant:

                  Prior to the First Space Commencement Date:

                           Iconixx Corporation
                           8300 Boone Boulevard
                           Suite 250
                           Vienna, Virginia  22182

                  After the First Space Commencement Date:

                           Iconixx Corporation
                           7735 Old Georgetown Road
                           Suite _________
                           Bethesda, Maryland  20814

         To Prime Landlord:

                  Prentiss Properties
                  3141 Fairview Park Drive
                  Suite 200
                  Falls Church, Virginia  22042
                  Attn:  Mr. Robert K. Wiberg


         All notices, confirmation, documentation and communications sent in accordance with this Paragraph 16 shall be deemed effective upon the earliest to occur of delivery, refusal of delivery, or inability to deliver in accordance with this Paragraph 16. Sublandlord, Subtenant and/or Prime Landlord may change the address(es) for receipt of such notices, confirmation, documentation and communications by notice to the others in accordance with this Paragraph 16.

17.      Further Assurances.
         ------------------

         The parties shall execute and deliver such further and additional instruments, agreements and other documents as may reasonably be necessary to carry out the provisions of this Sublease.

18.      Merger.
         ------

         All prior understandings and agreements between the parties are merged in this Sublease; this Sublease (including the provisions of the Prime Lease incorporated herein) alone fully and completely sets forth the understanding of the parties regarding the subject matter hereof; and this Sublease may not be changed or terminated orally or in any manner other than by an agreement in writing, signed by an authorized officer of the party against whom enforcement of the change or termination is sought.

19.      Miscellaneous.
         -------------

         The terms "herein", "hereinafter", "hereof" and words of similar import, shall mean and refer to this Sublease (including the provision of the Prime Lease incorporated into this Sublease). This Sublease may be executed in several counterparts, each of which shall be binding upon the party executing same, but all of which shall constitute one and the same legal agreement. Any liability of the parties to each other existing hereunder at the expiration or earlier termination of this Sublease shall survive such expiration or earlier termination.

         IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease, under seal, as of the date first set forth herein above, intending this Sublease to be legal binding and an instrument under seal.

WITNESS:                                   SUBLANDLORD:

                                           Chevy Chase F.S.B.


/s/                                        By:  /s/ Paul Jackman          (SEAL)
---------------------------------------         --------------------------
                                           Print Name: Paul Jackman
                                           Title: Senior Vice President

ATTEST:                                    SUBTENANT:

                                           Iconixx Corporation



By:  /s/ Patricia A. Withers               By: /s/ Jason H. Levine    (SEAL)
     ----------------------------------        -----------------------
Print Name:       Patricia A. Withers      Print Name: Jason H. Levine
Title:            Assistant Secretary      Title: Vice President

[CORPORATE SEAL]


The Exhibit to this Sublease Agreement is not included with this Registration Statement on Form S-1. The Registrant will provide this Exhibit upon the request of the Securities and Exchange Commission.